SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2005

NEW LIFE SCIENTIFIC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	0-32321	88-0440989
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	IRS EMPLOYEE IDENTIFICATION NO.)

4400 Route 9 South, Suite 1000

Freehold, New Jersey 07728

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(732) 303-7341

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 16, 2005, Henry Val resigned as our President. Mr. Val remained as our Chief Executive Officer. In addition, Wieslaw J. Bochenek was appointed our President and director; and Eugene Zabolotsky was appointed our secretary and director.

Mr. Bochenek presently works at PharmaTrials International LLC, located in New Jersey as its President. PharmaTrials International LLC is presently our wholly owned subsidiary. From February 2002 until July 2003, he worked at Pfizer, Inc. based in New York, New York. He was the Senior Director of Gastroenterology Medical/Clinical development. His responsibilities included the supervision of clinical development of gastroenterology consumer products. He was also involved in the strategic planning of new products, new indications and claims. From July 1993 until January 2002, he was the Senior Director of Clinical Research and Development at Wyeth Ayerst Research located in New Jersey. His responsibilities included all aspects of the global clinical drug development from the pre-clinical phase through post-marketing studies. From January 1995 until the present, he has been an Adjunct Associate Professor of Medicine, Division of Gastroenterology at the University of Pennsylvania School of Medicine in Philadelphia, Pennsylvania. From 1989 to 1995, he was a Clinical Assistant Professor of Medicine, Division of Endocrinology and Lipid Disorders at Allegheny University, Phildelphia, Pennsylvania. From 1986 to 1988, he was an Associate Professor of Medicine, Division of Clinical Nutrition at Albany Medical College, Albany, New York. He received his M.D. (1962), Ph.D (1971) and Docent of Medicine (1976) all from the Medical Academy based in Wroclaw, Poland.

Mr. Zabolotsky previously held a position of the Director of Business Development at PharmaTrials International, LLC, a Clinical Research Organization that specializes in management of clinical research programs for pharmaceutical, biotechnology, and medical device industry. PharmaTrials International LLC, located in New Jersey is presently our wholly owned subsidiary. Mr. Zabolotsky provided a range of business development services to promote PhamaTrials’ to potential pharmaceutical and biotech clients implementing sales and marketing strategies to obtain new clients. Mr. Zabolotsky held a similar position at EZMED Inc. a consulting company located in New York, New York, that provided business services to healthcare companies, ranging from medical group practices to start-up biotechnology companies seeking to introduce products or services to the marketplace.

Prior to joining EZMED, Inc., Mr. Zabolotsky spent 7 years working in the sales and marketing divisions of Searle Pharmaceuticals, Monsanto, Pharmacia Corporation and Pfizer Inc.

Mr. Zabolotsky obtained his MBA in Health Care Management from Regis University in 2004 and his undergraduate degree in Health Sciences from the College of Mount St. Vincent in Riverdale, New York in 1998.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW LIFE SCIENTIFIC, INC.

By:	/s/ Henry Val
HENRY VAL
CHIEF EXECUTIVE OFFICER AND DIRECTOR

Dated: June 21, 2005